SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2003

REGIS CORPORATION
 (Exact name of registrant as specified in its charter)

Minnesota	0-11230	41-0749934

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No)

7201 Metro Boulevard
Minneapolis, MN 55439
(Address of principal executive offices and zip code)

(952) 947-7000
(Registrant’s telephone number, including area code)

Regis Corporation Current Report on Form 8-K
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURE
EXHIBIT INDEX
EX-99 News Release

Regis Corporation
Current Report on Form 8-K

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

EXHIBIT
NUMBER

99	Regis Corporation News Release dated April 22, 2003.

ITEM 9. REGULATION FD DISCLOSURE

(Information is being provided under Item 12, Results of Operations and Financial Condition).

On April 22, 2003, Regis Corporation announced earnings for the third quarter and nine months ended March 31, 2003. A copy of the News Release issued by Regis Corporation in connection with this Item 9 is attached as Exhibit 99 and incorporated by reference herein.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIS CORPORATION

Dated: April 22, 2003	By:	/s/ Bert M. Gross

Bert M. Gross Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER

99	Regis Corporation News Release dated April 22, 2003